Introducing

LEGACY Education Alliance, Inc.

Impactful Investing Focus

Transforming Legacy Education:

Live Event and EdTech Platform

from Real Estate, Entrepreneurship and Financial Education to

Degree Completion, Social Housing and Substance Abuse Recovery Solutions

OTCQB: LEAI

August 2022

Websites

legacyeducationalliance.com

club.legacyeducation.com

legacydegree.com

legacyopenlibrary.org

myeliteportal.com

youtube.com/EliteLegacyEducation

Forward Looking Statement

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

This presentation has been prepared by Legacy Education Alliance, Inc. (the 'Company') and includes information from sources believed by management to be reliable. No representation or warranty, express or implied, is made as to the accuracy or completeness of any of the information set forth herein. The information contained herein is as of the date hereof and is subject to change, completion or amendment without notice. This presentation contains statements, estimates and projections with respect to the anticipated future performance of the company that may be deemed to be "forward-looking statements". These statements, estimates and projections reflect various assumptions made by the Company concerning anticipated results, which may or may not prove to be correct. All statements contained in the presentation that address operating performance, future direction, management and control of company, events or developments that are expected to occur in the future (including statements related to earnings, expectations, sales, investments, partnerships and collaborations, capital expenditures, or statements expressing general optimism about future operating results) are forward-looking statements. Statements preceded by, followed by or that otherwise include the words "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "prospects," "outlook," and similar words or expressions, or future or conditional verbs such as "will," "should," "would," "may," and "could" are generally forward-looking in nature and not historical facts. Actual results could differ materially from those reflected in the forward-looking statements contained herein as a result of a variety of factors, many of which are beyond the Company's control. Factors that could cause actual results result to differ materially from those described include, without limitation, those factors disclosed under "Risk Factors" in our Form 10-K filed with the U.S. Securities and Exchange Commission ("SEC") on March 31, 2022 for the year ended December 31, 2021. This presentation is qualified in its entirety by our filings with the SEC, which contain more complete information about the Company and the risks involving our company. For additional risks and uncertainties that could impact the Company's forward-looking statements, please see the Company's Form 10-K, filed on March 31, 2022, which the Company has filed with the SEC and which may be viewed at http://www.sec.gov. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any security.

MANAGEMENT AND INVESTMENT
Leadership



Barry J. Kostiner
Structured Investments

In his role as Senior Director of Structured Investments for Family Office Experiences, Barry Kostiner is focused on impact investing and partnering with family offices on the origination of Nasdaq investment vehicles. Areas of focus include real estate, energy and Africa.

Mr. Kostiner serves as the CEO of Legacy Education Alliance, Inc. (OTCQB: LEAI). Legacy Education has had cumulative education revenues in excess of $500 million over the past decade, prior to the Covid-19 pandemic. Additionally, Mr. Kostiner is serving as the CEO of Sagaliam Acquisition Corp (Nasdaq: SAGAU) and worked with EF Hutton to raise $115 mm to fund the IPO in December 2021.

Legacy Education provides online degrees and practical, high-quality, and value-based educational training on personal finance, entrepreneurship, trading and real estate investing strategies and techniques. Legacy Education has transitioned to focusing on impact investing and providing education and career resources to underserved communities, in addition to serving its established customer base.
Previous experiences include restructuring of a Nasdaq global SAP IT services company, the Nasdaq listing of a cannabinoid pharma company, data analytics for nursing homes and advising an Indian AI incubator. Mr. Kostiner's 20-year career in energy includes eight years at Goldman Sachs and Merrill Lynch and their affiliates, with a focus on energy trading and portfolio management, as well as serving as the CEO of an oil & gas SPAC.

Mr. Kostiner earned a Bachelor's of Science degree in Electrical Engineering with a minor in history, and a Master's of Science in Operations Research from MIT. His thesis on the mathematics of electric industry deregulation was sponsored by Harvard's Kennedy School of Government.

legacyeducationalliance.com

Future



FOE

Foundations



MERRILL
A BANK OF AMERICA COMPANY
Goldman Sachs
HARVARD UNIVERSITY
McKinsey & Company
Massachusetts Institute of Technology

GUIDANCE and Inspiration

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

Andrew McDonald

A natural-born networker, entrepreneur, salesman and seeker, Andrew brings more than 20 years of multi-sector entrepreneurship and real estate experience to Legacy Education and Family Office Experiences. With a passion for helping others and a gift for identifying opportunity and potential, he is uniquely suited to bring out the highest values in investments.

Andrew has helped to form, launch and scale numerous businesses in a variety of industries. He has worked extensively with leaders of industry, A-list celebrities and a broad range of family offices as a trusted advisor.

Through his leadership role in Family Office Experiences, Andrew is partnering with some of the most significant global investors to create new paradigms for impact investing.

Andrew's journey has been anything but static. His life experience reflects common threads in a remarkable story — his commitment to demonstrating and inspiring peak performance and his passion to help people fulfill their dreams. His interest in real estate and entrepreneurship began in grade school, and upon his arrival in the arena, he quickly exhibited his competitive edge — the unique brand that has become his trademark.

https://theandrewmcdonald.com/



FOE



Laguna Beach mansion selling for $14 million created by designer of Qatar palace



Robert Herjavec has found his latest investment in Newport Beach.

The businessman and "Shark Tank" star has purchased a waterfront home through a trust for $7.95 million.

LEGACY DEGREE
Business Strategy

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

COST AND TIME LEADER

Hybrid online education.
"4-year" degree for under $10,000 in less than 18 months.

BUILD COMMUNITY TO FACILITATE SUCCESS

Establish network of tutors, career guidance counselors, and marketers to give students video and in-person guidance. Contribute a portion of profits to non-profit partners and offer students financing.

FOCUS ON CAREER PATH AND LIFE GOALS

Partner with professional programs such as accounting, social work, abuse counseling, and nursing.

Illustration: GOODWILL MISSION

Goodwill® works to enhance the dignity and quality of life of individuals and families by strengthening communities, eliminating barriers to opportunity, and helping people in need reach their full potential through learning and the power of work.

DEGREE COMPLETION PLATFORM

Legacy is building its online degree business in partnership with Coopersmith Career Consulting, with over 15,000 students having completed their degrees and career plans

TARGET FOR TOP LINE REVENUE

5% online degree market share (150k students / year) would generate top line revenue in excess of $1 bn / year

A COST LEADER

At approximately $10k or less for a full Bachelor's degree, we are a cost leader

ATHLETICS GATEWAY
to Legacy Degree

Sports Education as a Conduit to Life Skills and Continued Education

Each year, there are roughly 180,000 athletic scholarships available for the NCAA's D-I and D-II schools. The NCAA requires that a student-athlete meet certain academic requirements in high school, before becoming eligible for an athletic scholarship.

The average career of an NFL player is 3.3 years. To succeed in life, athletes need financial skills and education, and career path to support their families for many years beyond their NFL career.

Fewer than 2 percent of NCAA student-athletes go on to be professional athletes, and even fewer become athletes with full careers. In reality, most student-athletes depend on academics to prepare them for life after college. **Education is important.** There are more than 460,000 NCAA student-athletes, and most of them will go pro in something other than sports.

Target market Demographics

- HIGH SCHOOL
- JUNIOR COLLEGE
- VOCATIONAL
- SCHOOLS
- PARENTS




BULLS
23



MILITARY GATEWAY
to Legacy Degree

Legacy Degree focus on Enlisted Military Personnel and their Families

- Alicia Hanf extends the Legacy Degree mission and vision to include women and the military.
- **LinkedIn Profile:** https://www.linkedin.com/in/aliciahanf/
- **TEDx Talk:** The Last Known Point- Veterans' Edge in Navigating the Business World https://www.ted.com/talks/alicia_hanf_the_last_known_point_veterans_edge_in_navigating_the_business_world?
- There are approximately 1.4 mm active personnel in the U.S., including 480,000 men and women in the army.
- Basic training sets recruits on the pathway toward becoming an enlisted service member.
- Those with a desire for leadership opportunities and a bachelor's degree can take another route into a military career — as a commissioned officer.
- A bachelors degree typically adds at least $18,000 to annual military compensation.


excelsior.edu/military-and-veterans/
Military and Veterans
50 Years of Service
to military and veteran students
72,000 military graduates
and counting
100% of military students
turn military experience and training into degree credit
Accredited & Not for Profit
offering 40 career-focused degree programs
Take the Next Step – Speak With a Counselor
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Partnership with Excelsior

Target market Demographics

ENLISTED - HIGH SCHOOL ONLY

MBAS FOR OFFICERS

VETERANS & SPOUSES

VOCATIONAL TRAINING

PARENTS

LEGACY DEGREE
Financial projections

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

Explosive growth in valuation through achieving modest customer acquisition milestones

Projected Timing & Milestones

- **2022** — Completion of infrastructure and customer experience.
- **2023** — Initiation and ramp up of partnership with non-profits. Initial focus on military families.
- **2024** — Conservative target of 1,000 active students.

Projection analysis

- Conservative expectation: 1,000 students taking 2 courses / month in 2024 on top of $1.5M in revenue from existing Coopersmith demographics
- 2 courses = 6 credits @ $50 / credit, which is $300 / month gross revenue for each student
- 1,000 students generates $3.6 M in annual revenue; $5.1 M including existing demographics
- Assuming a 40% net margin, this would result in EBITDA of $2.04 M
- We expect, once reaching this baseline, to grow explosively in partnership with non-profits
- **5% of the online market equates to 150,000 students per year**
- We may pursue faster growth by offering equity incentives and revenue sharing with marketers, as well as student loans

ASSETS:
Buying $1 for a Nickel

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

Acquisition of Legacy Education rides on 20+ year history of live event business with almost $900M in revenue and content delivered by Rich Dad, Poor Dad brand

Assets acquired

- Global Database of over 7 mm real estate, entrepreneur and trading students
- Over $250M revenue in US since 2016 by 40,000 students
- Oracle Netsuite system customized for SEC reporting and education customer and live event service: $10+M investment
- 20 employees: accounting, marketing, IT, operations, customer service
- Expert Philippines outsourcing operations: customer service and IT focus
- Content and Intellectual Property from almost $900M in education sales
- Extensive network of leading speakers and mentors expected to be ready to re-join

EdTech comps have high valuations with negative earnings. Legacy Education is confident its profit model is poised to dominate.

Edtech comp: Coursera


200
100
0
Millions
26M
43M
59M
76M
143M
189M
2016
2017
2018
2019
2020
2021
Total number of enrollments

- **Market Cap (28 Jul): $2.0 B**
- **2021 Revenue: $415M**
- **2021 EBIT: - $143M**
- **YE 21 Registered Learners: 96.9M**
- **Online Degree Students: 16,204**
  - $48.7M revenue

EDUCATION INFRASTRUCTURE
Platform

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

Building on 25-year investment in people and systems

People

With a 20 person core team and Philippines call center we can rebuild a global education business,

But this time focus on profitability and digital delivery

Systems

Legacy has invested over $10 mm in Oracle Netsuite ERP software infrastructure to manage over $800 mm in sales

Year		North America Revenue	North America Rich Dad Revenue Percentage	UK Revenue	UK Rich Dad Revenue Percentage	Other Foreign Markets Revenue	Other Foreign Markets Rich Dad Revenue Percentage	Total	Royalties Paid
2014		$ 74.2	96.3%	$ 8.1	49.7%	$ 0.8	23.0%	$ 83.1	$ 6.3
2015		59.7	92.2%	7.1	40.8%	0.5	9.0%	67.3	5.5
2016		51.0	87.8%	5.4	30.5%	10.2	76.8%	66.6	4.3
2017		50.5	88.4%	4.3	20.2%	15.7	82.1%	70.5	4.7
2018		44.6	84.1%	5.1	83.7%	19.3	97.2%	69.0	3.4
2019		43.5	79.9%	3.5	84.6%	16.9	100.0%	63.9	3.4
2020		16.9	71.6%	0.7	87.5%	0.7	46.7%	18.3	-
2021		2.5	50.0%	1.8	66.7%	-	0.0%	4.3	-
	Total	$ 342.9		$ 36.0		$ 64.1		$ 443.0	$ 27.6


RICH DAD
POOR DAD
ROBERT T. KIYOSAKI

Basic and Advanced Level Trainings Courses Are Delivered Via:

Live Classroom **Live Online** **On-Demand** **1-on-1 Mentoring & Coaching**

Course Offerings (partial list)


BANK
BUSINESS FINANCING AND FACTORING
Discount Notes
Foreclosure Strategies
MOBILE HOMES
F.A.C.T
H.I.T.S
OPTIONS
MASTER TRADER
FOREX
Elite FOREX

Elite
LEGACY EDUCATION

7

PLANNED LIVE EVENT LEADERSHIP

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI





JERRY CONTI

Legacy Education, Live / Hybrid Events Business Relaunch

25 Years of Live Event Design & Production Experience

Producing events in…

- Multifamily Real Estate
- Short Term Vacation Rentals
- Network Marketing Acceleration
- Health Care Coaching Certification
- E-Commerce Amazon Businesses
- Personal & Business Development
- Financial Literacy
- Partnerships and associations include Wayne Dyer, Robert Kiyosaki, David Meltzer and Tony Robbins

Stages • Workshops • Bootcamps • Masterminds • Conferences • Trade Shows • CEO Retreats • Prosperity Cruises • VIP Days

LIVE / HYBRID EVENT STRATEGY

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

Development of hybrid technology platform, elite speaker and A-list influencer partnerships to reestablish dominance in live event business

Projected Timing & Milestones

- **2022** — Completion of Infrastructure for live event relaunch and Documentation of Partnerships
- **2023** — H1: 10 City Live / Hybrid Event Tour
- **2024** — Conservative target: $50M revenue (50% of Pre-Covid Legacy Education revenue with Rich Dad, Poor Dad branding)

Hybrid Event Strategy

- **The future of events is hybrid:** Reaches a wider audience (multiple price points), delivers greater accessibility, increased sustainability (reduced exposure to pandemics and economic cycles), powerful data analytics and multiple paths to customer engagement and deepening of relationships.
- Hybrid events done wrong cannibalizes live event sales ($5k to $50k price point), because customers see the ability to get the same streaming content at a lower digital delivery price point ($50 – $500)
- Hybrid events done right builds a wider funnel for the live experience, while adding significant revenue from the 10x – 100x reach of the digital content. Streaming events and low-cost digital content does not compete with live events, but builds the digital marketing funnel and helps create the excitement for the live event experience.
- **Reshape Legacy Education from a traditional live events business to a digital marketing powerhouse, actively engaging communities with exceptional online and in-person experiences.**

With Covid wiping out the live event industry, leading influencers grappled with the strategy to save their businesses.

By way of example, Tony Robbins was averaging approximately $5 M per event pre-covid. By implementing the hybrid live streaming strategy correctly, Tony's revenues have quadrupled

Relaunch January 2023

LEGACY EDUCATION ALLIANCE ROAD TOUR IN A CITY NEAR YOU

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI



San Diego, CA

Los Angeles, CA

Chicago, IL

Phoenix, AZ

Dallas, TX

Orlando, FL

Atlanta, GA

Philadelphia, PA

Tampa, FL

Newark, NJ

LEGACY
Education Alliance Inc.™



Appendix

Legacy Education:

Platform and Background

VALUATION VISION: EDTECH / LEGACY DEGREE

Generating Profits in a Cash Burn World

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

EdTech comps have high valuations with negative earnings.
Legacy Education is confident its profit model is poised to dominate.

	2021					2020				
	Coursera	Amsite	Aspen	2U	Udemy	Coursera	Amsite	Aspen	2U	Udemy
	COUR	AMST	ASPU	TWOU	UDMY	COUR	AMST	ASPU	TWOU	UDMY
Revenue	415,287,000	674,580	67,812,520	945,682,000	518,157,000	293,511,000	59,749	49,061,080	774,533,000	429,899,000
Gross Profit	249,533,000	674,580	52,537,389	676,317,000	282,133,000	154,665,000	59,749	39,421,758	540,714,000	220,646,000
GM %	60%	100%	77%	72%	54%	53%	100%	80%	70%	51%
Operating Costs	392,596,000	8,648,592	58,028,529	843,755,000	357,540,000	221,248,000	4,142,133	42,240,099	710,549,000	294,026,000
Op Income	(143,063,000)	(7,974,012)	(5,491,140)	(167,438,000)	(75,407,000)	(66,583,000)	(4,082,384)	(2,818,341)	(169,835,000)	(73,380,000)
EBITDA %	-34%	-1182%	-8%	-18%	-15%	-23%	-6833%	-6%	-22%	-17%
Total Assets	958,910,000	12,476,833	80,806,906	2,109,006,000	739,851,000	417,624,000	5,704,673	66,239,511	1,544,264,000	282,096,000
Stockholder's Equity	741,513,000	11,735,090	49,090,474	829,155,000	392,200,000	(221,824,000)	2,999,896	41,747,957	940,990,000	(260,685,000)
Net Tangible Assets	731,422,000	10,422,447	30,939,076	(670,907,000)	345,903,000	(232,394,000)	1,722,799	24,612,107	206,090,000	(274,698,000)
Share Price (11 feb 22)	19.7	0.825	1.27	9.03	13.18					
Shares Outstanding	93,650,000	21,990,000	25,030,000	75,750,000	138,940,000					
Mkt Cap	2,770,000,000	18,138,000	31,794,000	684,065,000	1,831,000,000					
Rev Multiple (Annualized)	6.67	26.89	0.47	0.72	3.53					
Op Income Multiple	Neg	Neg	Neg	Neg	Neg					
Employees	779	22	398	3,772	1,131					
Revenue / Employee	533,103	30,663	170,383	250,711	458,141					

We believe in building businesses that have a clear path to providing not only valuable services that positively impact society, but also profitability.

The EdTech world is led by companies that do not meet these criteria. We are committed to delivering value to our students, investors, employees and communities.